INDEPENDENT AUDITORS’ REPORT

To the Board of Directors and Shareholders of Visual Connection, a.s.

We have audited the accompanying balance sheet of Visual Connection, a.s. as of March 31, 2008 and 2007, and the related statement of income for each of the two years in the period then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America and International Standards on Auditing and the related application clauses of the Chamber of Auditors of the Czech Republic. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Visual Connection, a.s. as of March 31, 2008 and 2007, and the results of its operations for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the Czech Republic.

Accounting principles generally accepted in the Czech Republic (Czech GAAP) vary in certain significant respects from accounting principles generally accepted in the United States of America (US GAAP). See Note XX for a discussion of material differences between Czech GAAP and US GAAP.

/s/ Ing. Jiri Fiser
Ing. Jiri Fiser
Auditor, Chamber of Auditors of the Czech Republic

20 November 2008

Independent Auditor’s Report
of Visual Connection Financial Statement

The Report has been prepared according to the ISA 700 CZ International Standard on Auditing with the application clause for the Czech Republic and in compliance with Act No. 254/2000 Sb., the Auditors Act. These regulations exactly define the scope and wording of an auditor’s report.

The audited financial statement as at 31 March 2008
(Accounting period from 1 April 207 to 31 March 2008)
of the below company (described in detail in the financial statement, including its areas of business):

Name:	Visual Connection, a. s.
Registered Office:	Slezská 2526/113, Praha 3, 130 00
Company Registration No.:	18630758
Taxpayer Registration No.:	CZ18630758

Report for:	Management and General Meeting of the said company Central government authority pursuant to a special act Users of the financial statement

Auditor, individual:	ing. Jiří Fišer Permanent address: Sarajevská 12/2504, 120 00 Praha 2 Place of business: Ostrá 299/2, 190 15 Praha 9 Chamber of Auditors of the Czech Republic Certificate No.: 1026

Contractual Relationship:	Entered into with the authorised representative of the audited company

Introduction
The auditor’s opinion on the financial statement as a whole and the interpretation of the conclusions made by the auditor from the evidentiary information collected for the purpose of delivering the statement pertaining to this financial statement.

Responsibility of Unit of Account’s Authorised Representative for Financial Statement

The responsibility for the preparation and true representation of financial statement in compliance with the Czech accounting standards lies with the authorised representative of the unit of account. This responsibility also covers the duty to design, implement, and ensure internal controls over the preparation and true representation of the financial statement so that this statement could not contain any substantial inaccuracies due to fraud, error or other, and choose and use suitable accounting methods and make accounting estimations reasonable to a given situation. The authorised representative issues the compulsory management’s statement to financial statement.

Responsibility of the Auditor

The task of the auditor is to audit the financial statement of the company identified in this financial statement (Appendix) and, on the basis of the audit, to issue a statement to the financial statement.
The auditor also takes account of the Statement of the Company’s Management to the Financial Statement Audit.

Audit covers selective verification of the completeness and conclusiveness of the amounts and information contained in the financial statement.
The audit has been carried out in compliance with the Auditors Act, the International Standards on Auditing, and the related application clauses of the Chamber of Auditors of the Czech Republic. As required by these standards, the auditor was bound to follow ethical rules, and plan and carry out the audit in a way to become reasonably certain that the financial statement did not contain any substantial inaccuracies.

Audit covers the application of auditing practices, whose purpose is to collect evidentiary information as to the amounts and facts stated in the financial statement. The choice of auditing practices is the matter of the auditor’s judgement, including the assessment of the risks that the financial statement might contain substantial inaccuracies due to fraud or error. In assessing these risks, the auditor allowed for the internal controls relevant to the preparation and true representation of the financial statement. The point of internal controls assessment is to suggest suitable auditing practices rather than to comment on the effectiveness of the internal controls. Audit also covers the assessment of the suitability of the auditing practices used, of the adequacy of the accounting estimations made by the management, and of the overall presentation of the financial statement and its capacity to give a true picture.

Auditor’s Statement

I believe that the financial statement gives a true and fair picture of the assets, liabilities and financial standing of the company as at 31 March 2008, and of the costs, revenues and profit or loss for the given period in compliance with the Czech accounting regulations.

Report dated: 20 November 2008
round seal: CHAMBER OF AUDITORS, Ing. Jiří Fišer, KA ČR, Auditor No. 1026, Ostrá 299, Praha 9

Auditor signed: /s/ Ing. Jiri Fiser with round seal containing the data identical to those above left

Review of the Report of Relations between Related Entities pursuant to ISA 720 CZ Auditing Guideline for Period of 1 April 2007 to 31 March 2008

Report of the company:

Visual Connection, a. s.
Slezská 2526/113, Praha 3, 130 00
Company Registration No.: 18630758
Taxpayer Registration No.: CZ18630758

I have reviewed the subject-matter accuracy of the data stated in the Report of Relations between Related Entities of the said company as at 31 March 2008. The responsibility for the preparation of the said Report lies with the management of the company. The auditor’s task is to review the Report and make a comment on it.

I have reviewed the Report in compliance with the International Standards on Auditing relevant to such a review, and the related application clauses of the Chamber of Auditors of the Czech Republic (ISRE 2400CZ). These standards require the auditor to plan and carry out the review in a way to become certain to a medium degree that the related entities report contains no substantial inaccuracies. The review is limited particularly to interviewing the company’s employees, using analytical procedures, and verifying subject-matter accuracy of data on a selective basis. That is why the review provides a lower degree of certainty than audit, and contains no auditor’s statement.

Upon the review of the Report in question I have identified no substantial subject-matter inaccuracies in the data stated in the Report of the Relations between Related Entities of the company as at 31 March 2008.

Appendix:       Report of Relations between Related Entities

Ing. Jiří Fišer
Auditor of the Chamber of Auditors of the Czech Republic
Registration No. 1026
Ostrá 299, Praha 9, 190 15

/s/ Ing. Jiri Fiser with round seal containing the data identical to those above left

Dated: 20 November 2008

Report by Board of Directors
of Visual Connection, a. s., a joint-stock company,
Slezská 2526/113, Praha 3, Postal Code: 130 00, Company Registration No. 18630758,
Entered in the Commercial Register maintained by the Metropolitan Court in Prague, Section B, File 10959,
of the relations between the controlling, the controlled, and the related entities.

The Board of Directors state the following, according to their knowledge and the statements by shareholders:
A. The entities controlling Visual Connection, a. s. are:
•	Bc. Tomáš Petrů, birth identification no. 730505/5329, address at Nad Okrouhlíkem 2291/5, Praha 8, Postal Code 180 00;
•	Ing. Jakub Vaněk, birth identification no. 670930/1929, address at Klecanská 826/6, 182 00 Praha 8;
where in 2007 each of the above individuals held 50% of the shares in the company, meaning that they together held 100% of voting rights. Both individuals hold the identical number of votes, thus neither alone can be claimed to be the controlling entity in the meaning of the first sentence of section 66a(5), Commercial Code. In the meaning of section 66b, Commercial Code they are entities acting in accord, and together they are the controlling entities under the law.

B. The controlled entity in the meaning of section 66a(3) is:
•
VISUAL CONNECTION, spol. s r. o., Jelenia 11, Bratislava, Slovakia, Company Registration No. 31390617, entered in the Commercial Register in Bratislava, file no.: S.r.o. 8536/B, where Visual Connection, a. s., Company Registration No.18630758 was the sole member of the controlled company.

The Board of Directors of the company also state that, according to their knowledge and the statements by shareholders, no agreement to control a company in the meaning of section 190b, Commercial Code has been entered into.
As no agreement to control a company has been entered into, the Board of Directors of the company have prepared this Report:

A. The following were made between the controlling persons and the controlled entity (i.e. Bc. Tomáš Petrů, Ing. Jakub Vaněk, and Visual Connection, a. s.) in 2007:
1. agreements: Vaněk – issued invoices at an amount of CZK 60,000;
Petrů – received invoices at an amount of CZK 108,000 (residential lease);
2. other acts in law: residential lease contract, received invoices at a total of CZK 108,000;
3. other measures: 0;
4. performance provided by the controlled entity: 0.
No other agreements, performance, other acts in law or measures were made between the controlled and the controlling entities in the relevant period.

B. The following were made between the related entities (i.e. Visual Connection, a. s. and VISUAL CONNECTION, spol. s r. o.) in 2007:
1. agreements:
2. other acts in law:
Issued invoices at an amount of CZK 4,374,000;
Received invoices at an amount of CZK 13,166,000;
3. other measures: 0;
4. performance provided by the controlled entity: 0.
No harm was suffered by the controlled entity out of the above agreements and acts in law.

In Prague on this day of 29 June 2008

/s/ Bc. Tomas Petru	/s/ Ing. Jakub Vanek
Bc. Tomáš Petrů	Ing. Jakub Vaněk
Visual Connection, a. s.	Visual Connection, a. s.

Auditor's Report
for the users of the Annual Report for the period of 1 April 2007 to 31 March 2008 pursuant to the ISA 720 CZ guideline

Annual Report prepared by:
Visual Connection, a. s.
Slezská 2526/113, Praha 3, 130 00
Company Registration No.: 18630758
Taxpayer Registration No.: CZ18630758

I verified the compliance of the Annual Report with the financial statement of the said company for the specified period. The company management is responsible for the Annual Report to contain correct data. The auditor's job is to verify the compliance of the Annual Report with the financial statement and give a statement as to this compliance.

I followed the International Standards on Auditing and the related application clauses of the Chamber of Auditors of the Czech Republic (ISA 720CZ). These standards require that the auditor plan and carry out the audit so as to be able to state with reasonable degree of certainty that the information in the annual report describing the transactions shown in the financial statement complies, in all relevant respects, with the relevant financial statement.

I believe that the audit as carried out provides an adequate basis for the auditor's statement to be made.

I am of the opinion that the information shown in the Annual Report as at 31 March 2008 complies, in all relevant respects, with the financial statement referred to above.

Appendix:    Annual Report

Ing. Jiří Fišer
Auditor, Chamber of Auditors of the Czech Republic
Registration No. 1026
Ostrá 299, Praha 9, 190 15

/s/ Ing. Jiri Fiser with round seal containing the data identical to those above left

Dated: 20 November 2008

2007 ANNUAL REPORT

of
Visual Connection, a. s.
a joint-stock company,
Slezská 2526/113, Praha 3, Postal Code 130 00, Company Registration No. 18630758,
Entered in the Commercial Register maintained by the Metropolitan Court in Prague, Section
B, File 10959

I. General

1. Details of the Company

Visual Connection, a. s., Slezská 2526/113, Praha 3, Postal Code: 130 00, company registration no. 18630758, entered in the Commercial Register maintained by the Metropolitan Court in Prague, Section B, File 10959, was set up 8 August 1991 by an entry in the Commercial Register; the legal form of the company was changed from a limited liability company to a joint-stock company as from 1 October 2006.

Company Registration No.: 18630758

Registered Capital: CZK 10,000,000.00

Areas of Business:
•	Purchase of goods for resale, and sale, except for the goods listed in the Schedule to Act No. 455/1991 Sb., the Trade Licensing Act, and the goods excluded under this Act;
•	Writing of computer graphics applications;
•	Manufacture of electric machines and apparatuses and electronic plant of low voltage and electric equipment;
•	Electric plant design;
•	Computer graphics and information systems consulting;
•	Intermediation of trade;
•	Wholesale;
•	Specialised retail;
•	Retail outside regular outlets;
•	Retail in used goods;
•	Rental and loan of movable property;
•	Provision of software, and hardware and software consulting;
•	Data processing, databank services, network administration;
•	Business of technical consultants for audio, video, graphics, film, animation, effects, web, and streaming;
•	Preparation and drafting of technical designs;
•	Organisation of technical training and other educational events, including the trainer's job;
•	Learning to operate (drive) technical equipment;
•	Advertising and marketing;
•	Intermediation of services.

2. Shareholders

	Shareholder/registered office/registration no., address/birth identification no.	Stock of shares Nominal value Votes
1.	Bc. Tomáš Petrů birth identification no. 730505/5329, address: Nad Okrouhlíkem 2291/5, Praha 8, Postal Code 180 00	Four shares (shares 1–4) nominal value CZK 1,000,000 Forty shares (shares 9–48) nominal value CZK 25,000 Total votes 5,000
2.	Ing. Jakub Vaněk, birth identification no. 670930/1929, address: Klecanská 826/6, 182 00 Praha 8	Four shares (shares 5–8) nominal value CZK 1,000,000 Forty shares (shares 49–88) nominal value CZK 25,000 Total votes 5,000

3. Bodies of the Company
Authorised representative – Board of Directors
Chair:	Bc. Tomáš Petrů
birth identification no. 730505/5329,
address: Nad Okrouhlíkem 2291/5,
Praha 8, Postal Code 180 00
Member:	Ing. Jakub Vaněk,
birth identification no. 670930/1929,
address: Klecanská 826/6, Praha 8, Postal Code 182 00
Member:	Jakub Kabourek
birth identification no. 750123/0187
address: Dalimilova 1728, Kladno, Postal Code 272 01
Member:	Tomáš Veselý,
birth identification no. 710130/0019
address: Praha 2, Pod Karlovem 12/1574, Postal Code 120 00

Acting on behalf of the Company
The Board of Directors act for the company as follows: the Chair may act independently, otherwise two members must act jointly.

Signing on behalf of the Company
The Chair may sign independently or two members must sign jointly by attaching their respective signatures to the corporate name of the Company.

Supervisory Board:
Chair:	Ing. Olga Jedličková
birth identification no. 685513/2163
address: Květná 704/30, 326 00 Plzeň
Member:	Ing. Michal Hudeček
birth identification no. 570212/1775
address: Praha 9, Veltruská 604/12, Postal Code 190 00
Member:	Radek Pittr
birth identification no. 690613/1760
address: Nová 643, 332 14 Chotěšov

4. Substantial or Majority Share in Other Companies
Visual Connection, a. s. is the controlling entity in respect of the following company:
Visual Connection, spol. s r. o. (Ltd.), Jelenia 11, Bratislava, Slovakia, company registration no. 31390617, entered in the Bratislava Commercial Register, file no.: S.r.o. 8536/B; Visual Connection, a. s., company registration no. 18630758 was the sole member of the controlled company.

5. Employees

Average number of employees	22
Wages and salaries	13,977,000
Social security insurance	4,294,000

6. Amount paid to shareholders – profits: CZK 2,352,942
and that paid to members of the company’s bodies: CZK 0.00

II. Accounting Methods; General Accounting Principles

The accounting period for the company is financial year starting on 1 April and ending on 31 March.

1.1 General Accounting Principles
The financial statements are prepared in compliance with the due maintenance of accounts accounting principles and Act No. 563/1991 Sb., the Accounting Act.
2.1 Valuation Methods
All the company's assets are valued in compliance with Act No. 563/1991, as amended, and the chart of accounts and the accounting procedures for businesses.
(a) Inventories
Purchased goods are valued at the purchase price. The company has no other inventories.

(b) Purchased tangible and intangible fixed assets
Fixed assets are accounted at the costs of acquisition, which may include, apart from the purchase price, the costs of transport, customs duty, and the costs of customs clearance. Fixed assets depreciation method is the accelerated method, and accounting depreciation is identical to tax depreciation.

Tangible fixed assets of the costs of acquisition under CZK 15,000 are entered in account 501 without records.
Tangible fixed assets of the costs of acquisition from CZK 15,000 to CZK 40,000 are depreciated over 24 months. Records in account 022 (according to analytical accounts price and year).
Assets over 40,000 are depreciated according to depreciation groups.
Intangible fixed assets under CZK 60,000 are depreciated over 48 months. Records in account 043 (according to analytical accounts price and year). In 207 software over CZK 60,000 was depreciated according to the depreciation plan.

Securities. The company does not hold any securities, but holds the 100% ownership interest in VISUAL CONNECTION, spol. s r. o.

(c) Animals. The company has no animals.
(d) Valuable rights. Valuable rights are entered in account 014 at the costs of acquisition.

2.2 The company has no assets valued at the reproduction costs of acquisition.

2.3 The costs include the purchase price as well as any costs of transport, customs duty, and customs clearance.

2.4 There were no substantial changes in valuation methods, depreciation procedures, or accounting procedures in 2007.

2.5 No adjustments with effect on taxes were made to receivables in 2007.

2.6 Operational records on fixed assets are maintained on cards and depreciation plans are specified on them. For more info see 2.1.

2.7 Conversions from foreign currencies
The daily exchange rates of the Czech National Bank are used during the year. These rates are also used for conversion of the cash flow of foreign currency petty cash, but the exchange rate is only calculated as at 31 March or the date of the last issue of the given foreign currency.

III. Notes to Balance Sheet and Profit and Loss Account

1. Tangible and intangible fixed assets

(a) Fixed assets itemised (amounts in CZK thousands)

Assets	Costs of Acquisition as at 1 April 2008 (net)	Costs of Acquisition as at 31 March 2008 (net)	Accumulated Depreciation as at 31 March 2008 (corrections)
Total	2,916	11,299	16,615

Separate movables	1 212	7 814	15 192
Buildings	52	52	23
SW	92	1 096	1 385
Valuable rights	0	0	0
Other long-term tangible assets	1 408	2 158	15
Financial assets	152	152

b) Securities (not-own)

2. Receivables / Payables

	Receivables as of 31 March	Payables as of 31 March
Not due and due within 30 days	1 146	1 665
Overdue by up to 90 days	2 801	4 255
Overdue by up to 180 days	569	588
Overdue by over 180 days	1 285	1 753

3. Basic Capital – in Thousands of CZK

	As of 31 March 2008	As of 31 March 2007
Paid-up ordinary stock	10 000	10 000
Reserve fund	793	121
Retained profit / unsettled loss of past periods	335	0
Current profit	1 123	3 360
Equity	12 251	13 481

4. Reserves

The Company created no tax-effective/non-effective reserves in 2007.

5. 2007 Revenues – in Thousands of CZK:

Revenues from sales of goods	135 434
Change in inventories of own production	0
Other sales and operating revenues	2 899
Financial revenues	1 436
Total revenues from ordinary activities	198 731
Extraordinary revenues	0

6. Research and Development Expenses

Separate: 0 – (otherwise included in the project of digitalisation of Langweil’s Model of Prague)

Commentary on Economic Results (Profit/Loss)

The Company’s economic results show significantly improving tendencies in all respects (see the following comparison with past periods)

Profit and Loss Statement (simplified extent)
Economic results	As of 31 Dec. 2002	As of 31 Dec. 2003	As of 31 Dec. 2004	As of 31 Dec. 2005	As of 31 Dec. 2007

Revenues from merchandise	52 559	41 585	82 054	93 715	144 925

Costs of goods sold	44 480	33 179	63 309	89 044	121 601
Business margin	8 079	8 406	18 745	4 671	23 324
Production	7 297	7 127	12 396	40 201	44 047
Revenues from sales of own production and services	7 297			40 201	36 247
Production consumption	9 575	9 935	25 786	34 405	50 422
Consumption of materials and energy	982			1 672	3 500
Services	8 593			32 733	46 922
Value added	5 801	5 598	5 355	10 467	16 949
Personnel costs	4 909	4 321	4 157	6 079	9 655
Wages and salaries				4 501	7 218
Social security and health insurance				1 491	2 250
Social expenses				87	187
Taxes and charges	11	34	66	57	164
Other operating revenues	399	1 471	384	664	2 877
Other operating costs	122	394	17	413	963

Depreciation of long-term tangible and intangible assets	953	1 422	501	1 773	947
Proceeds from sales of long-term assets and materials			16		475

Proceeds from sales of long-term assets					475
Net book value of sold long-term assets and materials					475
Net book value of sold long-term assets					475
Change in reserves and provisions in operating area and complex NPO		282
Operating profit/loss	205	616	1 014	2 809	8 097
Revenue interest		3	29	18	15
Cost interest		87	80	576	1 955
Financial revenues	810
Financial expenses	798
Other financial revenues		208	2 378	636	2 721
Other financial expenses		501	2 618	1 457	3 139
Financial profit/loss	12	- 377	- 291	- 1 379	- 2 358
Income tax on ordinary activities	119	242	355	621	2 379
Profit/loss from ordinary activities	98	- 3	368	809	3 360
Extraordinary revenues	11
Extraordinary expenses	1
Extraordinary profit/loss	10

Current profit/loss	108	- 3	368	809	3 360

Profit/loss before tax	227				5 739

Balance Sheet (simplified extent)
	2002	2003	2004	2005	2006 (as of 31 March 2007)
Assets	net	net	net	net	net
TOTAL ASSETS	28 211	21 789	30 169	66 381	61 017

Receivables for subscriptions
Long-term assets	2 925	1 532	1 790	2 126	2 916
Long-term intangible assets	0	0	91	58	92
Software				58	92
Long-term intangible assets under construction	53

Long-term tangible assets	2 872	1 532	1 699	2 068	2 672
Land
Buildings, halls and structures	54			52	52
Movable fixed assets	2 818			1 253	1 212
Other long-term tangible assets				763	1 408
Interests in controlled subjects					152
Long-term financial assets					152
Floating assets	24 940	20 015	28 200	63 908	57 423
Inventories	4 905	5 710	4 788	17 491	30 127
Unfinished production and semi-finished products					7 800
Goods	4 905			17 491	22 327
Short-term receivables	14 841	12 250	18 205	46 497	39 556
Trade receivables	14 841			45 595	35 807
Receivables from partners and participants in association					635
Short-term advances provided					3 114
Other receivables				902
Short-term financial assets	5 194	2 055	5 207	- 80	- 12 260
Cash	303			209	1 245
Bank accounts	4 891			- 289	- 13 505
Other assets – temporary asset accounts	346
Accruals	346	242	179	347	678
Deferred expenses	293			347	678
Deferred revenues	53

Liabilities
TOTAL LIABILITIES	21 789	28 211	30 169	66 381	61 017
Equity	7 536	7 649	7 370	8 685	13 481
Basic capital	200	200	6 000	6 000	10 000
Basic capital				6 000	10 000
Reserve funds, indivisible fund and other profit-based funds	40	40	40	40	121
Statutory reserve fund / indivisible fund		40		40	121
Profit/loss of past periods	7 299	7 301	962	1 801
Retained profit of past periods		7 301	965	1 804
Unsettled loss of past periods			- 3	- 3
Profit/loss of current accounting period	- 3	108	368	809	3 360
Not-own capital	14 223	20 480	22 799	57 699	47 536
Long-term payables				580	356
Other payables				580	356
Short-term payables	12 375	20 480	20 997	33 494	28 183
Trade payables		15 677		27 508	20 359
Payables owed to partners and participants in association		3 064		1 280
Payables – substantial influence					152
Payables owed to employees		339		230	528

Liabilities due to social security and health insurance		166		165	323
Due to state – taxes and subsidies		1174		2080	2541
Short-term advances received				970	3510
Estimated payables				991	500
Other payables				270	270
Bank loans and financial assistance	1848		1802	23625	18997
Long-term bank loans					18997
Short-term bank loans				23652
Other liabilities – temporary accounts of liabilities		82
Accruals	30			32
Deferred expenses				32
Estimated payables		82

Distribution of Profits and Dividend Policy of the Company

Visual Connection, a. s. achieved available profits at the total amount of CZK 1,123,000 in 2007. The General Meeting adopted a decision on 24 August 2008 to distribute the profits as follows:

in CZK thousands
Contribution to the provision fund for 2007 – mandatory	56
Contribution to the provision fund for 2007 – other
Bonuses
Capitalisation

Dividends – bearer stock
Account of undistributed profits	1,067
Total	1,123

Strategy and Goals of the Company

Further development of the company should be focused on improving quality of all activities, expanding international presence, and managing and optimizing internal resources. More emphasis will be placed on financial management. Profitability, market expansion, and greater market share and higher sales will continue to be the company’s goals.

1. In the long term, the company will be oriented on strengthening its integration activity in audiovisual technology and seeking higher ratio of jobs with service added value. The company will extend the portfolio of its services and technology in a way to be able to deliver comprehensive jobs, including long-term system support.

2. The company will strengthen its risk management, internal control, and internal audit so as to achieve a continuous assessment process and a real-time availability of the relevant data or that on a monthly basis. If required so in respect of this strengthening, the company will change its structure of management. The changes will be effected by the end of the calendar year 2008.

3. The company will pay attention to improving the qualification of its staff in the long term, prepare an outlook of human resources development of the company as a whole as well as development for individual employees, and periodically examine the competence of its managers.

4. The company will aim at winning recognition from the community in respect of the indisputable professional quality of the company, and will also create its image internationally. The company will continue to develop its environmental policy and continue to act towards its partners, suppliers and customers in this respect.

5. Part of the company’s effort to create a positive image will be participation in professional conferences and trade fairs, regular communication to the professional public by means of articles and press releases, and open days for the general public.

Minimal binding extent of information in compliance with Edict No. 500/2002 of the Collection of Laws	BALANCE SHEET in full format	Business or other name of accounting unit Visual Connection a.s.

The accounting unit shall forward 1 copy of its financial statement, together with one copy of its income tax declaration, to the competent Inland Revenue office.	as of 31 March 2008	Registered office or permanent address of accounting unit and place of business if differing from permanent address
	(in thousands of CZK)	Praha 3 130 00
Slezská 2526/113

Year	Month	Identification Number
2008	03	18630758

								Prior Accounting
				Line	Current accounting period			period
Identification			ASSETS	no.	Gross	Correction	Net	Net
a			b	c	1	2	3	4
			TOTAL ASSETS	001	127 796	- 16 892	110 904	61 017
A.			Receivables for subscriptions	002	1		1
B.			Fixed assets	003	27 914	- 16 615	11 299	2 916
B.	I.		Intangible fixed assets	004	2 481	- 1 385	1 096	92
B.	I.	1.	Incorporation expenses	005
		2.	Intangible results of research and development	006
		3.	Software	007	2 481	- 1 385	1 096	92
		4.	Valuable rights	008
		5.	Goodwill	009
		6.	Other intangible fixed assets	010
		7.	Intangible fixed assets under construction	011
		8.	Advance payments for intangible fixed assets	012
B.	II.		Tangible fixed assets	013	25 281	- 15 230	10 051	2 672
B.	II.	1.	Land	014
		2.	Buildings, halls and structures	015	75	- 23	52	52
		3.	Movable fixed assets	016	23 006	- 15 192	7 814	1 212
		4.	Perennial crops	017
		5.	Breeding and draught animals	018
		6.	Other tangible fixed assets	019	2 200	- 15	2 185	1 408
		7.	Tangible fixed assets under construction	020
		8.	Advance payments for tangible fixed assets	021
		9.	Adjustments to acquired assets	022
B.	III.		Financial investments	023	152		152	152
B.	III.	1.	Shares and ownership interests with controlling influence in enterprises	024	152		152	152
		2.	Shares and ownership interests with substantial influence in enterprises	025
		3.	Other securities and ownership interests	026
		4.	Intercompany loans	027
		5.	Other financial investments	028
		6.	Financial investments in progress	029
		7.	Advance payments for financial investments	030

Print (c) Atlas consulting spol. s r.o. Ostrava

Official stamp:
Inland Revenue Office Prague 3	allocated
Ref. No.:
Presented personally 12 Sept. 2008	revenue stamps
Date:
Attachments	signs

								Prior accounting
				Line	Current accounting period			period
Identification			ASSETS	no.	Gross	Correction	Net	Net
a			b	c	1	2	3	4
C.			Current assets	031	99 373	- 277	99 096	57 423
C.	I.		Inventory	032	50 630		50 630	30 127
C.	I.	1.	Materials	033
		2.	Work-in-progress and semi-finished products	034	16 100		16 100	7 800
		3.	Finished products	035
		4.	Animals	036
		5.	Merchandise	037	34 530		34 530	22 327
		6.	Advance payments for inventory	038
C.	II.		Long-term receivables	039
C	II.	1	Trade receivables	040
		2.	Receivables from companies with controlling influence	041
		3.	Receivables from companies with substantial influence	042
		4.	Receivables from partners and participants in association	043
		5.	Long-term advances paid	044
		6.	Asset reserves	045
		7.	Other receivables	046
		8.	Deferred tax receivable	047
C.	III.		Short-term receivables	048	47 231	- 277	46 954	39 556
C.	III.	1.	Trade receivables	049	36 495	- 277	36 218	35 807
		2.	Receivables from companies with controlling influence	050
		3.	Receivables from companies with substantial influence	051
		4.	Receivables from partners and participants in association	052	1 035		1 035	635
		5.	Social security and health insurance	053
		6.	Due from state-tax receivables	054	2 571		2 571
		7.	Short-term advances paid	055	6 085		6 085	3 114
		8.	Asset reserves	056
		9.	Other receivables	057	1 045		1 045
C.	IV.		Short-term financial assets	058	1 512		1 512	- 12 260
C.	IV.	1.	Cash	059	258		258	1 245
		2.	Bank accounts	060	1 254		1 254	- 13 505
		3.	Short-term securities and interests	061
		4.	Short-term financial assets in progress	062
D.	I	.	Accruals	063	508		508	678
D.	I.	1.	Deferred expenses	064	508		508	678
		2.	Complex deferred expenses	065
		3.	Accrued revenues	066

Print (c) Atlas consulting spol. s r.o. Ostrava

				Line	Accounting period
Identification			LIABILITIES	no.	Current	Prior
a			b	c	1	2
			TOTAL LIABILITIES	067	110 904	61 017
A.			Equity	068	12 251	13 481
A.	I.		Registered capital	069	10 000	10 000
A.	I.	1.	Registered capital	070	10 000	10 000
		2.	Own shares and own business interests (-)	071
		3.	Changes in registered capital	072
A.	II.		Capital funds	073
A.	II.	1.	Share premium	074
		2.	Other capital funds	075
		3.	Gains or losses from revaluation of assets and liabilities	076
		4.	Gains or losses from revaluation as a result of changes	077
A.	III.		Reserve funds, indivisible fund and other funds created from profit	078	793	121
A.	III.	1.	Statutory reserve fund / indivisible fund	079	793	121
		2.	Statutory and other funds	080
A.	IV.		Profit (loss) of previous years	081	335
A.	IV.	1.	Retained earnings from previous years	082	335
		2.	Accumulated losses from previous years	083
A.	V.		Profit (loss) of current period	084	1 123	3 360
B.			Not-own capital	085	97 967	47 536
B.	I.		Reserves	086
B.	I.	1.	Reserves according to special legal regulations	087
		2.	Reserves for pensions and similar liabilities	088
		3.	Income tax reserve	089
		4.	Other reserves	090
B.	II.		Long-term payables	091	176	356
B.	II.	1.	Trade payables	092
		2.	Payables to companies with controlling influence	093
		3.	Payables to companies with substantial influence	094
		4.	Payables to partners and participants in association	095
		5.	Long-term advances received	096
		6.	Issued obligations	097
		7.	Long-term bills of exchange to be paid	098
		8.	Liability reserves	099
		9.	Other payables	100	176	356
		10.	Deferred tax liability	101

Print (c) Atlas consulting spol. s r.o. Ostrava

				Line	Accounting period
Identification			LIABILITIES	no.	Current	Prior
a			b	c	1	2
B.	III.		Short-term payables	102	48 976	28 183
B	III.	1.	Trade payables	103	27 186	20 359
		2.	Payables to companies with controlling influence	104
		3.	Payables to companies with substantial influence	105	152	152
		4.	Payables to partners and participants in association	106
		5.	Payables to employees	107	1 587	528
		6.	Payables to social security and health insurance	108	521	323
		7.	Due to state-taxes and subsidies	109		2 541
		8.	Short-term advances accepted	110	18 834	3 510
		9.	Obligations issued	111
		10.	Liability reserves	112	500	500
		11.	Other payables	113	196	270
B.	IV.		Bank loans and assistance	114	48 815	18 997
B.	IV.	1.	Long-term bank loans	115	751	18 997
		2.	Short-term bank loans	116	48 064
		3.	Short-term financial assistance	117
C.	I.		Accruals	118	686
C.	I.	1.	Accrued expenses	119	142
		2.	Deferred revenues	120	544

   Official stamp:
Ing. Jiří Fišer
       Auditor No. 1026
        Ostrá 299, Praha 9
                         CHAMBER OF AUDITORS
          illegible signature

Produced on: 5 Sept. 2008	Signature of statutory body of accounting unit or signature of private individual - accounting unit
Legal form of accounting unit: stock corporation	Registered business activities: purchase of goods to be resold	Legal form of accounting unit: stock corporation

Print (c) Atlas consulting spol. s r.o. Ostrava

Featuring the minimal binding extent of information in compliance with Edict No. 500/2002 Coll. of the Ministry of Finance	PROFIT AND LOSS STATEMENT in full format	Business or other name of accounting unit Visual Connection a.s.
The accounting unit shall forward 1 copy of its financial statement, together with one copy of its income tax declaration, to the competent Inland Revenue office.	as of 31 March 2008 (in thousands of CZK)	Registered office or permanent address of accounting unit and place of business if differing from permanent address Praha 3 130 00 Slezská 2526/113

Year	Month	Identification Number
2008	03	18630758

Official stamp:
Inland Revenue Office Prague 3	allocated
Ref. No.:
Presented personally 12 Sept. 2008	revenue stamps
Date:
Attachments	signs

				Line	Accounting period
Identification			TEXT	no.	Current	Prior
a			b	c	1	2
	I.		Revenues from merchandise	01	135 434	144 925
A.			Cost of goods sold	02	85 995	121 601
	+		Sales margin	03	49 439	23 324
	II.		Production	04	67 890	44 047
	II.	1.	Revenues from own products and services	05	58 962	36 247
		2.	Change of inventory of own production	06
		3.	Capitalisation	07	8 928	7 800
B.			Production consumption	08	93 823	50 422
B.		1.	Materials and energy consumption	09	6 936	3 500
		2.	Services	10	86 887	46 922
	+		Added value	11	23 506	16 949
C.			Personnel expenses	12	18 268	9 655
C.		1.	Wages and salaries	13	13 977	7 218
		2.	Remuneration of board and coop members	14
		3.	Social security expenses	15	3 967	2 250
		4.	Social expenses	16	324	187
D.			Taxes and fees	17	86	164
E.			Depreciation of long-term tangible and intangible assets	18	1 557	947
	III.		Proceeds from disposals of fixed assets and materials	19		475
	III.	1.	Proceeds from disposals of long-term assets	20		475
		2.	Proceeds from disposals of materials	21
F.			Net book value of fixed assets and materials sold	22		475
F.		1.	Net book value of fixed assets sold	23		475
		2.	Materials sold	24
G.			Change in reserves and adjustments in operating area and complex expenses	25
	IV.		Other operating revenues	26	2 899	2 877
H.			Other operating expenses	27	738	963
V.	V.		Transfer of operating revenues	28
I.			Transfer of operating expenses	29
	*		Operating profit (loss)	30	5756	8 097

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				Line	Accounting period
Identification			TEXT	no.	Current	Prior
a			b	c	1	2
	VI.		Proceeds from sales of securities and ownership interests	31
J			Securities and ownership interests sold	32
	VI.		Revenues from long-term financial assets	33
	VI.	1.	Revenues from intercompany securities and ownership interests	34
		2.	Revenues from other long-term securities and ownership interests	35
		3.	Revenues from other long-term financial assets	36
	VII.		Revenues from short-term financial assets	37
K			Cost of financial assets	38
	IX.		Revenues from revaluation of securities and derivatives	39
L.			Cost of revaluation of securities and derivatives	40
M.			Change in reserves and adjustments in financial area	41
	X.		Interest revenue	42	27	15
N.			Interest expense	43	1 950	1 955
	XI.		Other financial revenues	44	1 409	2 721
O.			Other financial expenses	45	2 789	3 139
	XII.		Transfer of financial revenues	46
P.			Transfer of financial expenses	47
	*		Profit (loss) from financial operations	48	- 3 303	- 2 358
Q			Income tax on ordinary income	49	1 330	2 379
Q		1.	- due	50	1 330	2 379
		2.	- deferred	51
	**		Ordinary income	52	1 123	3 360
	XIII.		Extraordinary revenues	53
R.			Extraordinary expenses	54
S.			Income tax on extraordinary income	55
S.		1.	- due	56
		2.	- deferred	57
	*		Extraordinary income	58
T.			Transfer of profit or loss to partners	59
	***		Profit (loss) of current accounting period	60	1 123	3 360

Produced on: 5 Sept. 2008	Signature of statutory body of accounting unit or signature of private individual - accounting unit

Legal form of accounting unit: stock corporation	Registered business activities: purchase of goods to be resold	Note:

Print (c) Atlas consulting spol. s r.o. Ostrava

APPENDIX TO THE ANNUAL REPORT
for the period 1 April 2007 – 31 March 2008

1. Basic Identification of the Accounting Unit

Name:	Visual Connection, a.s.

Registered office:	Praha 3, Slezská 2526/113

Legal form:	Stock corporation

Registered business activities:	Purchase of goods to be resold
Provision of software

Official stamp:
Inland Revenue Office Prague 3	allocated
Ref. No.:
Presented personally 12 Sept. 2008	revenue stamps
Date:
Attachments	signs

Date of establishment of the Accounting Unit: 8 August 1991

Personnel holding more than 20% of the Accounting Unit’s basic capital:

Name	Title	Share	Amount

Changes registered in trade and commercial register in the course of the accounting period under review:

Type of Change	Date of Change (Registration)
none

Organisational structure of the Accounting Unit and its principal changes realised in the accounting period under review:

The following changes were realised in the accounting period under review:

Title	Date of Change	Original Member	New Member

2. Proprietary or contractual interests of the Accounting Unit in other companies

Proprietary interests exceeding 20%

Company Name	Registered Office	Share of Basic Capital	Amount of Basic Capital
VISUAL CONNECTION, spol. s r.o.	Bratislava, Seberiniho 4B, Slovakia	100.00%	SKK 200,000.00

Agreements and contracts concluded among associates (shareholders) guaranteeing decisive rights:

3. Employees, Personnel Costs

	Total Number of Employees		Thereof Mangers
	Current Accounting Period	Prior Accounting Period	Current Accounting Period	Prior Accounting Period
Average number of employees	22	19
Wage and salary costs	13 977	7 218
Remuneration for members of statutory bodies
Remuneration for members of supervisory bodies
Social security expenses	4 294	2 437
Social expenses
Total personnel costs	18 271	9 655
(in thousands of CZK)

4. Provided Financial and other Benefits

Financial benefits and benefits in kind provided for current members of statutory bodies
Benefit Type	Statutory Bodies		Managerial Bodies		Supervisory Bodies
	Current Period	Prior Period	Current Period	Prior Period	Current Period	Prior Period
Loans and credits
Provided guarantees
Additional retirement benefits
Free use of company vehicles
Other
Total

Financial benefits and benefits in kind provided for former members of statutory bodies
Benefit Type	Statutory Bodies		Managerial Bodies		Supervisory Bodies
	Current Period	Prior Period	Current Period	Prior Period	Current Period	Prior Period
Loans and credits
Provided guarantees
Additional retirement benefits
Free use of company vehicles
Other
Total

5. Accounting Methods, General Accounting Principles and Evaluation Methodology

The company’s Financial Statement has been produced in compliance with Act. No. 563/1991 Coll. on accounting, and in compliance with the edict of the Ministry of Finance of the Czech Republic specifying the content of financial statements and the procedures to be used for accounting purposes by commercial subjects.
The company’s Financial Statement is being presented for a transitory period preceding economic year extended to 15 months. All current details concern the said extended period, whilst compared to prior period totalling 12 months.

1. Asset Evaluation Methodology

1.1 Evaluation of Inventories

All inventories are entered into accounts in compliance with the A method of asset evidence.

All inventories released from stock are evaluated in average prices.

All purchased inventories are evaluated in compliance with their real acquisition price, including:
- acquisition costs
- additional acquisition expenses:
- customs duty
- transportation costs

1.2 Evaluation of Tangible and Intangible Assets Produced through Own Activities none

1.3 Evaluation of Securities and Proprietary Interests

none

1.4 Evaluation of Increase of the Number of Drought and Breeding Animals

none

2. Calculation of the Reproduction Cost of Acquisition

Type of Asset Evaluated by the Reproduction Cost of Acquisition during the Accounting Period under Review	Calculation Method of the Reproduction Cost of Acquisition

3. Changes in Evaluation, Depreciation and Accounting Procedures

No changes took place during the accounting period under review.

4. Provisions to Assets

No provisions to assets were created.

5. Depreciation

The Accounting Unit’s plan of accounting depreciation of tangible fixed assets has been produced in compliance with its internal regulation. It is based on methodology used to calculate tax depreciation (for all assets acquired and activated as of 1 Jan.). The Accounting Unit’s accounting and tax depreciation are the same.

The Accounting Unit’s plan of accounting depreciation of intangible fixed assets has been produced in compliance with Art. 28, Sec. 3, Act No. 563/1991 Coll. on accounting. It is based on the principle of full depreciation of each asset entered into books 3 years after its acquisition at the latest. The Accounting Unit’s accounting and tax depreciation are the same.

Tax depreciation – methodology:
- accelerated depreciation

Depreciation of small fixed assets:

- all assets acquired for up to CZK 15,000.00 are recorded in account no. 501
- all assets acquired for CZK 15,000.00 – CZK 40,000.00 are subject to 24-month depreciation
- all assets acquired for up to CZK 40,000.00 are subject to depreciation in accordance with individual depreciation categories

6. Conversion of Foreign Currencies to CZK

All foreign currencies are converted in accordance with the actual daily rates of the Czech National Bank.

6. Commentary on the Balance Sheet and the Profit and Loss Statement

1. Items significantly affecting the assessment of material and financial situation of the Accounting Unit none

2. Additional assessment of income tax for past accounting periods

Additional Assessment – Reasons	Amount

3. Deferred tax for past accounting periods

Deferred Tax	Amount

4. Reserves

No reserves have been created.

	Prior Period				Current Period
Type of reserve	Balance as of 1 Jan.	Additions to reserves	Utilisation of reserves	Balance as of 12 Dec.	Additions to reserves	Utilisation of reserves	Balance as of 12 Dec.
Statutory reserves

Other reserves

Total
(in thousands of CZK)

5. Review of Bank Loans

Year of Maturity	Total Amount of Loans
2008	33 904
2009	369
2010	150
TOTAL	34 247
(in thousands of CZK)

Creditor	Year of Maturity	Amount	Interest	Guarantor
eBanka	2008	33 340	1 950
ČSGBL	2008	640	115
ČSGBL	2009	166	41
ČSGBL	2009	51	14
ČSGBL	2010	284	49
ČSGBL	2010	248	51
(in thousands of CZK)

6. Review of Received Subsidies for Investment and Operational Purposes

Purpose of Subsidy	Provider	Current Period	Prior Period
ISO Certificate	ČMZRB	48
AVIT for world	Czech Trade	713
(in thousands of CZK)

7. Information on Assets and Liabilities

1. Incorporation Expenses

Current Period
Acquisition Date	Amount	Description

Prior Period
Acquisition Date	Amount	Description

2. Overdue Receivables
Number of Days	Current Period		Prior Period
	Trade Receivables	Other Receivables	Trade Receivables	Other Receivables
Up to 30	1 146		2 999
30 – 60	2 399		9 582
60 – 90	402		3 013
90 – 180	569		462
180 and over	1 285		3 844
(in thousands of CZK)

3. Overdue Payables
Number of Days	Current Period		Prior Period
	Trade Receivables	Other Receivables	Trade Receivables	Other Receivables
Up to 30	1 665		4 997
30 – 60	4 148		988
60 – 90	107		217
90 – 180	588		0
180 and over	1 753		1 335
(in thousands of CZK)

4. Receivables Whose Maturity Exceeds 5 Years
none

Maturity	Current Period		Prior Period
	Trade Receivables	Other Receivables	Trade Receivables	Other Receivables

5. Payables Whose Maturity Exceeds 5 Years
none

Maturity	Current Period		Prior Period
	Trade Receivables	Other Receivables	Trade Receivables	Other Receivables

6. Intangible Fixed Assets
Asset Group	Acquisition Price		Amortisation		Net Book Value		Increase	Decrease
	Current Period	Prior Period	Current Period	Prior Period	Current Period	Prior Period
Software	1 320 628	1 075 642	- 248 583	- 984 022	1 163 665	91 620	1 320 628	- 248 583
Valuable rights
Results of research and development
Other intangible fixed assets		84 422		- 84 422
Intangible fixed assets under construction

7. Tangible Fixed Assets Acquired Through Financial Leasing

(Financial leasing with subsequent purchase of its subject based on individual contracts; all prices are exclusive of VAT, except for cars. Specified either separately for each item or summarily for each group/class of fixed assets)

Current Accounting Period
						Payable
Beginning	Duration	Description	Total Instalments	First Instalment	Paid Instalments	> 1 year	< 1 year
5 March 2008	60	Jaguar	1 460	6	30	291	1 139
22 Jan. 2008	60	Mitsubishi	1 582	30	108	310	1 164
5 Dec. 2007	36	Camcorder	1 431	0	159	477	795
5 Nov. 2007	36	Camcorder	1 397	0	194	465	738
1 Nov. 2007	60	Slate 1000	8 474	0	706	1 694	6 074
12 Oct. 2007	36	Set of AV facilities	4 097	0	683	1 365	2 049
1 Sep. 2007	60	Škoda Octavia	1 068	0	124	213	731
30 March 2007	36	Omneon	1 417	0	511	472	434
26 Jan. 2007	60	Hummer	3 071	0	768	614	1 689
22 Dec. 2006	60	Škoda Octavia	1 039	0	276	207	556
11 Dec. 2006	60	Mercedes Benz	1 002	0	267	200	535
6 Nov. 2006	60	Škoda Roomster	752	0	213	150	389
25 Sep. 2006	60	Škoda Octavia	1 193	0	377	238	578
25 Sep. 2006	60	Škoda Octavia	1 193	0	377	238	578
18 Dec. 2006	48	Cysto Catalyst	832	0	277	208	347
5 Dec. 2006	36	Alfa Romeo	856	0	380	285	191
25 Sep. 2006	36	Audio Mixer	1 139	0	600	379	160
17 March 2006	36	DS NITRIS	4 431	0	3 077	1 354	0
18 Jan. 2006	36	VW Caddy	712	56	547	165	0
5 Oct. 2006	36	PDW-F350L	1 019	0	764	255	0

Prior Accounting Period
						Payable
Beginning	Duration	Description	Total Instalments	First Instalment	Paid Instalments	> 1 year	< 1 year
26 Jan. 2007	60	Hummer	3 071	0	154	614	2 303
22 Dec. 2006	60	Škoda Octavia	1 039	0	69	207	763
11 Dec. 2006	60	Mercedes Benz	1 002	0	67	200	735
6 Nov. 2006	60	Škoda Roomster	752	0	63	150	539
25 Sep. 2006	60	Škoda Octavia	1 193	0	139	238	816
25 Sep. 2006	60	Škoda Octavia	1 193	0	139	238	816
18 Dec. 2006	48	Cysto Catalyst	832	0	69	208	555
5 Dec. 2006	36	Alfa Romeo	856	0	95	285	476
25 Sep. 2006	36	Audio Mixer	1 139	0	221	379	539
17 March 2006	36	DS NITRIS	4 431	0	1 600	1 477	1 354
18 Jan. 2006	36	VW Caddy	712	56	329	218	165
5 Oct. 2006	36	PDW-F350L	1 019	0	255	509	255
4 March 2005	36	Omneon	1 138	104	821	317	0
20 Jan. 2005	36	Sony Audio Control Panel	3 914	358	3 024	890	0
3 Dec. 2004	36	MCC Smart	219	38	178	41	0
30 July 2004	36	Škoda Octavia	1 012	126	937	75	0
30 June 2004	36	Škoda Octavia	995	120	945	50	0
14 May 2004	36	Škoda Fabia	368	46	358	10	0

8. Tangible Fixed Assets Acquired Through Operational Leasing

Current Period
Beginning	Duration	Description	Annual Leasing Charge

Prior Period
Beginning	Duration	Description	Annual Leasing Charge

9. Review of Tangible Assets Subject to Right of Lien

Current Period
Description	Book Value	Security Form	Purpose	Duration	Obligation

Prior Period
Description	Book Value	Security Form	Purpose	Duration	Obligation

10. Assets Not Included in the Balance Sheet

(in acquisition prices)

Current Period		Prior Period
Description	Acquisition Price	Description	Acquisition Price

Total	none	Total

11. Obligations Not Entered into Books and Not Included in the Balance Sheet

(guarantees accepted on behalf of another company in connection with bank loans, letters of credit or bills of exchange, unless covered by accounting reserves)

Type of Guarantee	Recipient	Current Period	Prior Period

12. Review of Assets Whose Market Value and Accounting Evaluation Differ Significantly

Current Period
Assets	Accounting Evaluation	Market Value

Prior Period
Assets	Accounting Evaluation	Market Value

13. Investment Securities and Shares

Review of securities and shares held in the Czech Republic and abroad (controlling and substantial interests).

Current Period
Company	Registered Office	Total Interest	Interest in %	Number of Shares / Nominal Value	Dividends in Thousands of CZK	Profit/Loss of Current Year
VISUAL CONNECTION spol. s r.o.	Bratislava, Seberiniho 4B, Slovakia	SKK 200 000.00	100%

Prior Period
Company	Registered Office	Total Interest	Interest in %	Number of Shares / Nominal Value	Dividends in Thousands of CZK	Profit/Loss of Current Year

14. Review of Receivables and Payables Concerning Group Members

Receivables Concerning Group Members
Current Period				Prior Period
Debtor	Amount	Maturity	Debtor	Amount	Maturity

Payables Concerning Group Members
Current Period			Prior Period
Debtor	Amount	Maturity	Debtor	Amount	Maturity

15. Information on Receivables and Payables Resulting from Right of Lien and Security Rights none
	Current Period	Prior Period
Receivables subject to right of lien
Payables subject to right of lien
Other monitored payables (financial and non-financial)

16. Extraordinary Events Occurred After the Date of Financial Statement

Date	Change	Effect on Balance Sheet Details	Effect on Profit and Loss Statement Details	In Financial Means

none

8. Basic Capital

1. Shares Issued during the Accounting Period under Review

Type of Share	Nominal Value	Evaluation
8 bearer shares	CZK 1 000 000 each	8 000 000
80 personal shares	CZK 25 000 each	2 000 000

2. Exchangeable Obligations

Type of Obligation	Nominal Value	Evaluation

3. Changes in Basic Capital

	Current Period	Prior Period
Ordinary stock	10 000	10 000
Indivisible fund
Statutory and other funds	793	121
Retained profit of past periods	335
Unsettled loss of past periods
Profit/loss of current period	1 123	3 798
Total basic capital	12 251	13 919
(in thousands of CZK)

Profit distribution method of past periods:
- Profit share of Tomáš Petrů	CZK	1 176 471.00
- Profit share of Jakub Vaněk	CZK	1 176 471.00
- Reserve fund	CZK	672 006.00
- Retained profit	CZK	335 080.20

Loss settlement method of past periods:

Proposed profit distribution of current period:

4. Equity

Limited liability company last year

Current Period
Associate	Share	Unsettled Investment	Maturity

Prior Period
Associate	Share	Unsettled Investment	Maturity

9. Revenues from Sales of Products, Goods and Services

	Current Period			Prior Period
	Total	Czech Rep.	Abroad	Total	Czech Rep.	Abroad
Revenues from sales of goods	135 434	129 833	5 601	144 925	139 904	5 021
Revenues from sales of own production
Revenues from sales of services	58 962	55 898	3 064	36 247	34 557	1 690
Utilisation of reserves
Other revenues	13 262	13 262	0	13 888	13 888	0
Total	207 658	198 993	8 665	195 060	188 349	6 711
(in thousands of CZK)

Produced on: 5 Sept. 2008	Produced by: Jitka Popková	Signature of statutory representative: illegible signature

Note XX                      Summary of significant difference between Czech GAAP and U.S. GAAP

The annual financial statements included herein of Visual Connection, a.s. were prepared in accordance with accounting principles generally accepted in the Czech Republic (“Czech GAAP”) which differ in certain significant respects from accounting principles generally accepted in the United States of America (“US GAAP”). Following is a summary of the significant adjustments to the income statement and the balance sheet as of and for the years ended March 31, 2008 and 2007 that would be required if US GAAP were to be applied instead of Czech GAAP.

Reconciliation of Net Loss

		Year ended
(Amounts in thousands of CZK)		March 31, 2008	March 31, 2007

Net income under Czech GAAP		1,123	3,360

Description of items having the effect of increasing reported income:

Addback: lease expense as an operating lease	a	5,868	2,254

Description of items having the effect of decreasing reported income:

Depreciation of tangible assets treated as capital leases	a	(6,692)	(3,115)

Interest expense related to capital leases	a	(987)	(369)

Net income under US GAAP		(688)	2,130

Reconciliation of Balance Sheet at March 31, 2008		US GAAP
		Adjustments
	Czech	Increase	US
	GAAP	(Decrease)	GAAP

Fixed Assets	11,299	16,898	28,197

Total Assets	110,904	16,898	127,802

Equity	12,251	(2,812)	9,439

Capital lease obligations	-	19,710	19,710

Total Liabilities	110,904	16,898	127,802

Reconciliation of Balance Sheet at March 31, 2007		US GAAP
		Adjustments
	Czech	Increase	US
	GAAP	(Decrease)	GAAP

Fixed Assets	2,916	8,837	11,753

Total Assets	61,017	8,837	69,854

Equity	13,481	(1,187)	12,294

Capital lease obligations	-	10,024	10,024

Total Liabilities	61,017	8,837	69,854

a. Leases

Under U.S GAAP, a lease is either an operating lease or a capital lease. An operating lease records no asset or liability on the financial statements, the amount is expensed as incurred. A capital lease is recorded as both an asset and a liability on the financial statements, at the present value of the lease payments. The basic criteria for capitalization of a lease by lessee are as follows
•           The lessor transfers ownership of the asset to the lessee at the end of the lease term.
•           A bargain purchase option is given to the lessee. This is an option that allows the lessee, upon termination of the lease, to purchase the leased asset at a price significantly lower than the expected fair market value of the asset.
•           The life of the lease is equal to or greater than 75% of the economic life of the asset.
•           The present value of the minimum lease payments is equal to or greater than 90% of the fair market value of leased property.
In accordance with Czech GAAP, the company records all leases as operating leases with no asset or liability on the financial statements and the amount is expensed as incurred.

Under US GAAP, the company would record the net fixed asset as of March 31, 2008 and 2007 of 16,898 thousand and 8,837 thousand, respectively. Consequently, the company would record the net capital lease liability of 19,710 thousand and 10,024 thousand as of March 31, 2008 and 2007, respectively. The net income for the years ended March 31, 2008 and 2007 would be increased by 5,868 thousand and 2,254 thousand for the addback of the operating lease expense since it will be capitalized. In addition, net income would be decreased for the years ended March 31, 2008 and 2007 of 6,692 thousand and 3,115 thousand for the depreciation of tangible assets treated as capital leases and for interest expense on the capital leases of 987 thousand and 369 thousand.

Official stamp:
Visual Connection, a.s.
Slezská 2526/113
130 00 Praha 3
VAT: CZ18630758